Exhibit  10.1     Stock  Exchange  Agreement.


                            STOCK EXCHANGE AGREEMENT
                            ------------------------


     This Stock Exchange Agreement (the "Agreement"), dated as of July19, 2001, is by and among Berens Industries, Inc., a Nevada corporation ("Berens"), and each of the persons or entities whose names appear and who are identified as stockholders on the signature page hereof (individually, a "Stockholder" and collectively the "Stockholders"), such persons or entities being registered holders of capital stock of Solis Communications Corporation, a Texas corporation ("Solis"), and Mr. Marc Ivan Berens who is a control person of Berens ("Mr. Berens").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of common stock of Solis indicated in the table set forth as Exhibit "A" to this Agreement (which shares are hereinafter collectively referred to as the "Solis Stock");

     WHEREAS, Berens desires to acquire from the Stockholders, and the Stockholders desire to convey to Berens, all of the issued and outstanding Solis Stock owned by the Stockholders in exchange for shares of Series A Convertible Non-Redeemable Preferred Stock, $.001 par value per share, of Berens (the "Berens Stock"), the designation certificate of which is attached hereto as Exhibit "B", all on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                               EXCHANGE OF SHARES

     Section  1.1     Solis  Stock.  At  the  Closing  (as  defined below), each
                      ------------
Stockholder shall transfer, convey and deliver to Berens the number of shares of Solis Stock set forth opposite their name on Exhibit A hereto, and shall deliver to Berens stock certificates representing the Solis Stock, duly endorsed to Berens or accompanied by duly executed stock powers in form and substance satisfactory to Berens.

     Section  1.2     Berens  Stock.  At the Closing, in exchange for each share
                      -------------
of Solis Stock transferred to Berens, Berens shall issue and deliver to each Stockholder the number of shares of Berens Stock set forth opposite their name on Exhibit A hereto. The transaction by which the transfer shall take place is referred to in this Agreement as the "Exchange".

                                   ARTICLE II
                                   THE CLOSING

     The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 2:00 p.m. on July 19, 2001 (the "Closing Date"), at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007 or at such other time and place as agreed upon among the parties hereto.


                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders hereby severally represents and warrants to Berens as follows:

     Section  3.1     Ownership  of  the  Solis  Stock.  Each  Stockholder owns,
                      --------------------------------
beneficially and of record, that number of shares of Solis Stock set forth opposite the Stockholder's name on Exhibit A hereto; except for restrictions imposed by federal and state securities laws, (i) such shares are owned by such Stockholder free and clear of any liens, claims, equities, charges, options, rights of first refusal, voting agreements or encumbrances; (ii) the Stockholder has the unrestricted right and power to transfer, convey and deliver full ownership of such shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority; and, (iii) upon the transfer of such shares to Berens as contemplated herein, Berens will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

     Section  3.2     Organization.  If the Stockholder is either a corporation,
                      ------------
limited liability company or partnership, it represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. If the Stockholder is a corporation, limited liability company or partnership it is qualified as a foreign corporation, foreign limited liability company or foreign partnership (which ever the case may be) and is in good standing in each jurisdiction in which the failure to qualify would have material adverse effect on the business, properties or condition (financial or otherwise) of the corporate, limited liability company or partnership Stockholder.

     Section  3.3     Authorization.  If the Stockholder is a person, then he or
                      -------------
she is of the full age of majority, with full power, capacity and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself or herself and his or her spouse, if any. If the Stockholder is a corporation, limited liability company or partnership, then all corporate, limited liability company or partnership action on the part of the corporate, limited liability company or partnership Shareholder necessary for the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby has been taken or will be taken prior to the Closing. All action on the part of the Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by the Stockholder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.4     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Stockholder's knowledge, threatened that would preclude or restrict the transfer to Berens of the Solis Stock owned by the Stockholder or the performance of this Agreement by the Stockholder.

     Section  3.5     No  Default.   The  execution, delivery and performance of
                      -----------
this Agreement by the Stockholder does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which such Stockholder is a party or by which such Stockholder is bound.

     Section  3.6     Acquisition  of  Stock  for  Investment.  Each Stockholder
                      ---------------------------------------
understands that the issuance of Berens Stock will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and, accordingly, are restricted securities, and that he/she represents and warrants to Berens that his/her present intention is to receive and hold the Berens Stock for investment only and not with a view to the distribution or resale thereof.

     Additionally, the Stockholder understands that any sale by the Stockholder of any of the Berens Stock received under this Agreement will, under current law, require either (a) the registration of the Berens Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or
(c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. Unless a Registration Statement had been filed to register the Berens Stock, the Stockholder hereby agrees to execute, deliver, furnish or otherwise provide to Berens an opinion of counsel reasonably acceptable to Berens prior to any subsequent transfer of the Berens Stock, that such transfer will not violate the registration requirements of the federal or state securities acts. The Stockholder further agrees to execute, deliver, furnish or otherwise provide to Berens any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the Berens Stock acquired hereby.

     To assist in implementing the above provisions, the Stockholder hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Berens Stock acquired hereby until the Berens Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, , HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     Section  3.7     Stockholder Access to Information.  The Stockholder hereby
                      ---------------------------------
confirms and represents that he/she: (a) has been afforded the opportunity to ask questions of and receive answers from representatives of Berens concerning the business and financial condition, properties, operations and prospects of Berens and has asked such questions as he/she desires to ask and all such questions have been answered to the full satisfaction of the Stockholder; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of his/her choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (f) has been provided with and given an opportunity to review all SEC filings available on www.sec.gov.

     Section 3.8     Disclosure.  To the best of the Stockholder's knowledge, no
                     ----------
representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.9     Indemnification by Stockholder  The Stockholder recognizes
                      ------------------------------
that the Exchange being conducted with Berens is based, to a material degree, upon the representations and warranties of Stockholder as set forth and contained herein and the Stockholder hereby agrees to indemnify and hold harmless Berens against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Stockholder.

     If any action is brought against Berens in respect of which indemnity may be sought against the Stockholder pursuant to the foregoing paragraph, Berens shall promptly notify the Stockholder in writing of the institution of such action (but the omission to so notify the Stockholder shall not relieve it from any liability that it may have to Berens except to the extent the Stockholder is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Stockholder shall assume the defense of such action, including the employment of counsel to be chosen by the Stockholder to be reasonably satisfactory to Berens, and payment of expenses. Berens shall have the right to employ the Stockholder's or their own counsel in any such case, but the fees and expenses of such counsel shall be at Berens expense, unless the employment of such counsel shall have been authorized in writing by the Stockholder in connection with the defense of such action, or the Stockholder shall not have employed counsel to take charge of the defense of such action, or counsel employed by the Stockholder shall not be diligently defending such action, or Berens shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Stockholder, or that representation of Berens by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Stockholder shall not have the right to direct the defense of such action on behalf of Berens), in any of which event such fees and expenses shall be borne by the Stockholder. Anything in this paragraph to the contrary notwithstanding, the Stockholder shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Stockholder's written consent, which consent shall not be unreasonably withheld. The Stockholder shall not, without the prior written consent of Berens effect any settlement of any proceeding in respect of which Berens is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of Berens from all liability on claims that are the subject matter of such proceeding.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF SOLIS

     Solis  hereby  represents  and  warrants  to  Berens  as  follows:

     Section  4.1     Organization  and  Capitalization.  Solis is a corporation
                      ---------------------------------
duly organized, validly existing and in good standing under the laws of the State of Texas, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing. Solis is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of Solis. Solis does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise. The authorized capital stock of Solis consists of 100,000 shares of common stock of which 100,000 shares are validly issued and outstanding. There are no shares of preferred stock of Solis authorized or outstanding. All of such issued and outstanding shares of Solis Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Stockholders own 100% of the capital stock of Solis. None of the shares were issued in violation of any preemptive rights. There are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which Solis is or may become obligated to issue any of its stock or securities. Solis has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section 4.2 At the time of the Closing, Solis will own and have at least $255,000.00 in cash and other tangible assets as set forth on Schedule 4.2.

     Section  4.3     Litigation.  There  are  no actions, suits or proceedings,
                      ----------
formal or informal, pending or, to the best knowledge of Solis, threatened against Solis, nor is Solis subject to any order, judgment or decree, except in all cases, whether known or unknown.

     Section 4.4     Taxes.  Solis has filed all federal tax returns and reports
                     -----
due or required to be filed, and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto. Solis has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  4.5     Compliance with Laws.  Solis is, and at all times prior to
                      --------------------
the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Solis, and Solis has no basis to expect to receive, and has not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  4.6     Books  and  Records.  The  books of account, minute books,
                      -------------------
stock record books and other records of Solis, all of which have been made available to Berens, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

     Section 4.7     Title to Properties; Encumbrances.  Solis has good title to
                     ---------------------------------
all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of Solis, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the financial statements of Solis, (ii) statutory liens not yet delinquent, and (iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  4.8     Disclosure.  To  the  best  of  Solis's  knowledge,  no
                      ----------
representation or warranty of Solis contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  4.9     Employee  Benefit  Plans  .   Solis  is not a party to any
                      ------------------------
employee  benefit  plan.

     Section  4.10     No  Pending  Transactions  .  Except for the transactions
                       -------------------------
contemplated by this Agreement, Solis is not a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of Solis or any of its Subsidiaries or material investees,
(ii) the sale of all or substantially all of the assets of Solis or any of its Subsidiaries, or (iii) a change of control of more than five percent of the outstanding capital stock of Solis or any of its Subsidiaries.

     Section  4.11     Indemnification  by  Solis.  Solis  recognizes  that  the
                       --------------------------
Exchange being conducted with Berens is based, to a material degree, upon the representations and warranties of Solis as set forth and contained herein and Solis hereby agrees to indemnify and hold harmless Berens against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by Solis.

     If any action is brought against Berens in respect of which indemnity may be sought against Solis pursuant to the foregoing paragraph, Berens shall promptly notify Solis in writing of the institution of such action (but the omission to so notify Solis shall not relieve it from any liability that it may have to Berens except to the extent Solis is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and Solis shall assume the defense of such action, including the employment of counsel to be chosen by Solis to be reasonably satisfactory to Berens, and payment of expenses. Berens shall have the right to employ Solis' or their own counsel in any such case, but the fees and expenses of such counsel shall be at Berens expense, unless the employment of such counsel shall have been authorized in writing by Solis in connection with the defense of such action, or Solis shall not have employed counsel to take charge of the defense of such action, or counsel employed by Solis shall not be diligently defending such action, or Berens shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Solis, or that representation of Berens by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case Solis shall not have the right to direct the defense of such action on behalf of Berens), in any of which event such fees and expenses shall be borne by Solis. Anything in this paragraph to the contrary notwithstanding, Solis shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without Solis' written consent, which consent shall not be unreasonably withheld. Solis shall not, without the prior written consent of Berens effect any settlement of any proceeding in respect of which Berens is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of Berens from all liability on claims that are the subject matter of such proceeding.

                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF BERENS AND
                              MR. MARC IVAN BERENS

     Berens, and Mr. Marc Ivan Berens ("Mr. Berens") as a control person of Berens, hereby represent and warrant to the Stockholders as follows:

     Section  5.1     Organization  and Capitalization.  Berens is a corporation
                      --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. Berens is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of Berens. Berens does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Schedule 5.1. Immediately prior to the Closing Date the authorized capital stock of Berens consists of (i) 50,000,000 shares of common stock, $.001 par value per share, of which 26,143,495 shares are validly issued and outstanding, and (ii) 10,000,000 shares of preferred stock $.001 par value per share, none of which are issued and outstanding. All of such issued and outstanding shares of the stock of Berens have been and all of the shares of Berens Stock to be issued hereby will be, at the Closing, duly authorized and validly issued and are and will be at the Closing fully paid and non-assessable. None of the shares that were issued and none of the shares to be issued hereby will be in violation of any preemptive rights. Berens has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock. There are no outstanding Berens derivative securities (options, warrants, convertibles, rights and the like).

     Section  5.2     Subsidiaries.  Artmovement.com,  Inc.,  Auctionzplus.com,
                      ------------
Inc. and Berensgallery.com, Inc., all of which are Nevada corporations, are the only subsidiaries. All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned by Berens, directly or indirectly, free and clear of any lien or any other limitation or limitation or restriction (including restrictions on the right to vote). All outstanding shares of the capital stock of any Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  5.3     Authorization.  All corporate action on the part of Berens
                      -------------
necessary for the authorization, execution, delivery and performance of this Agreement by Berens has been taken or will be taken prior to the Closing. Berens has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by Berens, and constitutes a valid and binding obligation of Berens, enforceable against Berens in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  5.4     Litigation.  There  are  no  claims,  actions,  suits  or
                      ----------
proceedings, formal or informal, pending or, to the best knowledge of Berens or Mr. Berens, threatened against Berens, nor is Berens subject to any order, judgment or decree.

     Section  5.5     SEC  Reports.  During  the  last twelve months, Berens has
                      ------------
filed with the SEC all of the reports required to be filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended. Berens has filed with the SEC, its Form 10-KSB for the year ended December 31, 2000, and its Form 10-QSB for the quarter ended March 31, 2001. To the best of Berens and Mr. Berens knowledge, as of their respective dates, the SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section  5.6     Taxes.   Except  for  941  payroll  taxes of approximately
                      -----
$86,000, Berens has filed all federal, state or local tax returns and reports due or required to be filed and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto, and has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  5.7     Financial  Information.   Berens  has  delivered  to  the
                      ----------------------
Stockholders the audited balance sheet of Berens as of December 31, 2000, together with the related statements of income, changes in shareholder's equity and cash flow for the years then ended, including the related notes, all certified by Ham, Langston & Brezina, certified public accountants. In addition, Berens has delivered to the Stockholders its interim unaudited financial statements as filed with the SEC for the three month periods ended March 31, 2001 (the audited and unaudited balance sheet and interim financial statements are collectively referred to the as the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of Berens and fairly present the financial position of Berens and the results of operations and changes in financial position of Berens as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, Berens as of the date of the financial statements has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, except as set forth in Schedule 5.7, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of Berens from that reflected in the latest financial statements of Berens furnished to the Stockholders pursuant hereto.

     Section 5.8     Compliance with Laws.  Berens is, and at all times prior to
                     --------------------
the date hereof has been, to the best of Berens and Mr. Berens knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Berens and Berens and Mr. Berens have no basis to expect, nor has received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  5.9     Title  to  Properties;  Encumbrances.  Berens has good and
                      ------------------------------------
marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of Berens, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of Berens, (ii) statutory liens not yet delinquent, and
(iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  5.10     Disclosure.  To  the  best  of  Berens  and  Mr.  Berens
                       ----------
knowledge, no representation or warranty of Berens or Mr. Berens contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  5.11     No  Default.  The  execution, delivery and performance of
                       -----------
this Agreement by Berens does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or By-Laws of Berens or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity, except that there will not be a sufficient number of shares of Berens common stock authorized if all shares of the preferred stock issued in the transaction contemplated hereby are converted.

     Section  5.12     Material  Agreements;  Action.  Except  for  the  debt of
                       -----------------------------
approximately $33,000 owed to Yolana Berens, there are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which Berens or any of its Subsidiaries is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of Berens or any of its Subsidiaries other than in the ordinary course of business; (iii) covenants of Berens or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Berens or any of its Subsidiaries in any line of business or in any geographical area;
(iv) the acquisition by Solis or any of its Subsidiaries of any operating business or the capital stock of any other Person; (v) the borrowing of money or
(vi) the expenditure of more than $25,000 in the aggregate or the performance by Berens or any Subsidiary extending for a period more than one year from the date hereof, other than in the ordinary course of business. There have been made available to Solis and its representatives true and complete copies of all such agreements. All such agreements are in full force and effect. Neither Berens nor any of its Subsidiaries is in default under any such agreements nor is any other party to any such agreements in default thereunder in any respect.

     Section  5.13     Pending  Claims.  There  is  no  claim,  suit,  action or
                       ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the Berens and Mr. Berens knowledge, threatened that would preclude or restrict the transfer to the Stockholders of the Berens Stock or the performance of this Agreement by Berens.

     Section 5.14     Insurance .  Berens and its Subsidiaries maintain adequate
                      ---------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  5.15     Employee  Benefit  Plans .   Berens is not a party to any
                       ------------------------
employee  benefit  plan.

     Section  5.16     No  Pending  Transactions  .  Except for the transactions
                       -------------------------
contemplated by this Agreement, neither Berens nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of Berens or any Subsidiary, (ii) the sale of all or substantially all of the assets of Berens or any Subsidiary, or
(iii) a change of control of more than five percent of the outstanding capital stock of Berens or any Subsidiary.

     Section  5.17     No  Undisclosed  Liabilities .  To the best of Berens and
                       ----------------------------
Mr. Berens knowledge, neither Berens nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in Berens Balance Sheet, in Schedule 5.7, or incurred in the ordinary course of business in an amount not in excess of $7,500.

     Section 5.18     Indemnification by Berens and Mr. Berens.   Berens and Mr.
                      ----------------------------------------
Berens recognize that the Exchange being conducted with the Stockholders is based, to a material degree, upon the representations and warranties of Berens and Mr. Berens as set forth and contained herein and Berens and Mr. Berens (collectively the "Indemnifying Parties") hereby agree to jointly and severally indemnify and hold harmless the Stockholders against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Indemnifying Parties.

     If any action is brought against Solis or the Stockholders (collectively the "Indemnified Parties") in respect of which indemnity may be sought against the Indemnifying Parties pursuant to the foregoing paragraph, the Indemnified Parties shall promptly notify the Indemnifying Parties in writing of the institution of such action (but the omission to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any liability that the Indemnifying Parties may have to such Indemnified Parties except to the extent the Indemnifying Parties are materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Indemnifying Parties shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Parties to be reasonably satisfactory to the Indemnified Parties, and payment of expenses. The Indemnified Parties shall have the right to employ the Indemnifying Parties counsel, or the Indemnified Parties' own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's expense, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Parties in connection with the defense of such action, or the Indemnifying Parties shall not have employed counsel to take charge of the defense of such action, or counsel employed by the Indemnifying Parties shall not be diligently defending such action, or the Indemnified Parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Indemnifying Parties, or that representation of such Indemnified Party and the Indemnifying Parties by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Indemnifying Parties shall not have the right to direct the defense of such action on behalf of the Indemnified Parties), in any of which event such fees and expenses shall been borne by the Indemnifying Parties. Anything in this paragraph to the contrary notwithstanding, the Indemnifying Parties shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Indemnifying Parties' written consent, which consent shall not be unreasonably withheld. The Indemnifying Parties shall not, without the prior written consent of the Indemnified Parties effect any settlement of any proceeding in respect of which any Indemnified Parties is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of such Indemnified Parties from all liability on claims that are the subject matter of such proceeding.

                                   ARTICLE VI
                                CLOSING; DELIVERY

     Section 6.1(a)   Closing Documents of the Stockholders.  The obligations of
                      -------------------------------------
Berens to effect the transactions contemplated hereby are subject to the delivery by the Stockholders at Closing of certificates evidencing their Solis Stock duly endorsed for transfer by the Stockholders to Berens as contemplated by this Agreement, in form and substance satisfactory to counsel for Berens.

      Section  6.1(b)    Closing  Documents  of  Berens.  The obligations of the
                         ------------------------------
Stockholders to effect the transactions contemplated hereby are subject to Berens delivering to the Stockholders either (i) certificates evidencing Berens Stock, duly executed for issuance by Berens to the Stockholders as contemplated by this Agreement or (ii) letter of instructions from a duly authorized officer of Berens to American Registrar & Transfer (Berens's transfer agent), instructing the transfer agent to duly issue stock certificates evidencing the shares of Berens Stock to the Stockholders, all as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholders.

     Section  6.1(c)  Conditions  to  the  Obligations  of  Berens  and  the
                      ------------------------------------------------------
Stockholders. The obligations of Berens and the Stockholders to effect the transactions contemplated hereby are further subject to the following condition:

     (i) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Berens or the Stockholders.

     (ii) The representations and warranties of Berens, the Stockholders and Mr. Berens set forth in this Agreement shall be true and correct in all material respects on the Closing Date.

     (iii) Berens, the Stockholders and Mr. Berens shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with on or prior to the Closing Date.

     (iv) The parties shall have received corporate resolutions of the Board of Directors of Berens, certified by an officer of Berens, which approves the transactions contemplated herein and authorizes the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

     (v) The Board of Directors of Berens shall have appointed one additional director to its Board of Directors.

     (vi) The following related transactions or events shall have taken place prior to Closing:

          (a) Yolana Partnership Ltd. shall have executed a letter containing instructions to cancel certificate #1948 in the amount of 7,000,000 shares of common stock pursuant to the stock redemption agreement attached hereto as Exhibit "C";

          (a) The Escrow Agreement attached hereto as Exhibit "D" shall have been executed;

          (b)  Marc  Berens  resigns  as  a  director  of  Berens;

          (c)  Robert  Davis  shall  be  appointed  as a director of Berens; and

          (d) Yolana Partnership Ltd. shall have entered into a letter agreement attached hereto as Exhibit "E".

                                   ARTICLE VII
                             POST CLOSING COVENANTS

     Shareholders  Meeting.  Immediately  subsequent  to  the  Closing  of  the
     ---------------------
transactions contemplated herein Berens covenants and agrees that it will take all steps necessary to call and conduct and Meeting of Shareholders for the purpose of (i) changing its name, (ii) election of directors to its Board of Directors, and (iii) authorizing a 1 for 5 reverse stock split of its shares of common stock outstanding.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     Section  8.1     Notices.   All  notices  and other communications provided
                      -------
for herein shall be in writing and shall be deemed to have been duly given to the following persons, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

          (a)     If  to  Berens:

          Marc  Berens
          701  N.  Post  Oak  Rd.,  Suite  350
          Houston,  Texas  77024

          With  a  copy  to:

          Thomas  L.  Pritchard
          Brewer  &  Pritchard
          Three  Riverway,  18th  Floor
          Houston,  Texas  77056

          If  to  Mr.  Berens:

          Marc  Berens
          701  N.  Post  Oak  Rd.,  Suite  350
          Houston,  Texas  77024

          With  a  copy  to:

          Thomas  L.  Pritchard
          Brewer  &  Pritchard
          Three  Riverway,  18th  Floor
          Houston,  Texas  77056

          (b)        If  to  the  Stockholders,  to:

          The  addresses  listed  on  Exhibit  A,  attached  hereto.

          With  a  copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007


     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     Section  8.2     Assignment.  Neither this Agreement nor any of the rights,
                      ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section 8.3     Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     Section  8.4     Section  Headings.  The section headings contained in this
                      -----------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section  8.5     Entire  Agreement.  This  Agreement,  the  documents to be
                      -----------------
executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     Section  8.6     Validity.  The  invalidity  or  unenforceability  of  any
                      --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  8.7     Survival.  The  respective  representations,  warranties,
                      --------
covenants and agreements set forth in this Agreement shall survive the Closing for a period of two (2) years from the execution hereof.

     Section  8.8     Public Announcements.  The parties hereto agree that prior
                      --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section 8.9     Gender.  All personal pronouns used in this Agreement shall
                     ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     Section 8.10     Choice  of Law.   This Agreement shall be governed by, and
                      --------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws.

     Section 8.11     Costs and Expenses.  Each of the parties hereto shall each
                      ------------------
pay their own respective fees and disbursements incurred in connection with this Agreement.

                      [Signatures Appear On The Next Page]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

                                       Berens  Industries,  Inc.


                                       By:
                                          ------------------------------------
                                          /s/  Marc  Berens,  President



                                       ---------------------------------------
                                       /s/  Mr.  Marc  Berens,  individually


                                       STOCKHOLDERS:

                                       ---------------------------------------
                                       /s/  Robert  Davis
                                       Address:
                                               -------------------------------
                                       ---------------------------------------
                                       ---------------------------------------


                                       ---------------------------------------
                                       /s/  Jeff  Olexa
                                       Address:
                                               -------------------------------
                                       ---------------------------------------
                                       ---------------------------------------

                                       ---------------------------------------
                                       /s/  Manfred  Sternberg
                                       Address:
                                               -------------------------------
                                       ---------------------------------------
                                       ---------------------------------------